Exhibit 10.1(a)

                        THIRD MODIFICATION AGREEMENT



DATE:     November 17, 1994
- ----

PARTIES:  Borrower: CONTINENTAL HOMES HOLDING CORP.,
- -------             a Delaware corporation.

          Bank:     BANK ONE, ARIZONA, NA,
                    a national banking association.


RECITALS:
- --------

     A. Bank has extended to Borrower credit ("Loan") in the principal amount of $10,000,000.00 pursuant to the Loan Agreement, dated February 25, 1993 ("Loan Agreement"), and evidenced by the Promissory Note, dated February 25, 1993 ("Note"). The unpaid principal of the Loan as of the date hereof is $10,000,000.00.

     B. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, and/or the Loan Agreement: First Modification Agreement, dated February 25, 1994, and Second Modification Agreement, dated March 31, 1994. (The Note, the Loan Agreement, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", and "Loan Documents" shall mean such documents as modified in the Modifications.)

     C. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
- ---------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.
     --------------------

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.
     ------------------------------

     2.1  The Loan Documents are modified as follows:

          2.1.1 The first paragraph of the Note is hereby amended in its entirety to read as follows:

     PROMISE TO PAY AND INTEREST. For value received, the undersigned ("Borrower"), promises to pay to BANK ONE, ARIZONA, NA, a national banking association formerly known as The Valley National Bank of Arizona, or order ("Bank") at its above office, or at such other place as Bank may designate in writing, in lawful money of the United States of America, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or such lesser amount as shall have been disbursed and is unpaid as shown on the records of Bank which shall be conclusive as to such amount, with interest thereon from the date advanced at the applicable rate from time to time ("Interest Rate") from time to time on each advance ("Advance") under the Loan Agreement (as hereafter defined), from the date advanced as follows:

               (a) Except to the extent that an Advance bears interest at the Fixed Rate, as defined herein, pursuant to this Note, interest shall accrue on the unpaid principal of each Advance at the Variable Rate. Interest at the Variable Rate shall be computed on the basis of a 360 day year and accrue on a daily basis for the actual number of days elapsed.

               (b) To the extent Borrower shall elect as provided in this Note and to the extent not otherwise provided in this Note, interest shall accrue on the unpaid principal of an Advance at the Fixed Rate. Interest at the Fixed Rate shall be computed on the basis of a 360 day year and accrue on a daily basis for the actual number of days elapsed.

     As used in this Note:

          "Business Day" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona, and, with respect to a Fixed Rate Advance, a day on which dealings are carried on in the London interbank market.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors to the Federal Reserve System, as in effect from time to time.

          "Eurodollar Rate Reserve Percentage" for the Interest Period for each Fixed Rate Advance means the reserve percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental, or other marginal reserve requirement) for a member bank of the Federal Reserve System in San Francisco with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the Interest Rate on Fixed Rate Advances is determined) having a term equal to such Interest Period.

          "Fixed Rate" means the rate per annum equal to the sum of (i) two and one-half percent (2.5%) per annum, and (ii) the rate per annum obtained by dividing (A) the rate of interest determined by Bank, based on Telerate System reports or such other source as may be selected by Bank, to be the "London Interbank Offered Rate" at which deposits in United States dollars are offered by major banks in London, England, one (1) Business Day before the first day of the respective Interest Period by (B) a percentage equal to one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage for the period equal to such Interest Period.

          "Fixed Rate Advance" means an Advance that bears or is requested to bear interest at the Fixed Rate.

          "Interest Period" means, for each Fixed Rate Advance, the period commencing on the date of such Fixed Rate Advance and ending on the last day of the period selected by Borrower pursuant to the provisions herein and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by Borrower pursuant to the provisions herein. The duration of each Interest Period shall be 30, 60, 90, or 120 days, as selected by Borrower (A), for a new Advance, in the request for a Fixed Rate Advance or (B), for an outstanding Advance, in the request for a Fixed Rate Advance to continue bearing interest at the Fixed Rate; provided, however, that:

                    (i)  Interest Periods commencing on the
               same date shall be of the same duration;

                    (ii) Whenever the last day of any
               Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                    (iii) No Interest Period with respect to
               any Advance shall extend beyond the Maturity
               Date.

          "Regulatory Change" means any change effective after the date of this Note in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks including Bank, of or under any United States federal, state, or foreign law, regulation or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Variable Rate" means the rate per annum equal to the sum of
     (i) one-half of one percent (.5%) per annum, and (ii) the rate per annum most recently publicly announced by Bank, or its successors, in Phoenix, Arizona, as its "prime rate," as in effect from time to time. The Variable Rate will change on each day that the "prime rate" changes. The "prime rate" is not necessarily the best or lowest rate offered by Bank, and Bank may lend to its customers at rates that are at, above, or below its "prime rate."

          "Variable Rate Advance" means an Advance that bears or that is requested to bear interest at the Variable Rate.

          Each request for an Advance under the Loan Agreement shall, in addition to complying with the other requirements in the Loan Agreement, (i) specify the date and amount of the requested Advance, (ii) specify whether the Advance shall be an Advance that bears interest at the Variable Rate or shall be an Advance that bears interest at the Fixed Rate, and (iii) if the Advance is to bear interest at the Fixed Rate, (A) specify the Interest Period,
     (B) be delivered to Bank at least two (2) Business Days prior to the date of the requested Advance, (C) be in a minimum amount of $1,000,000 with integral multiples of $500,000 in excess thereof, and (D), when added to the number of previous Advances bearing interest at the Fixed Rate, not cause the aggregate number of all outstanding Advances bearing interest at the Fixed Rate to exceed three (3). Any Advance not complying with the foregoing requirements for an Advance bearing interest at the Fixed Rate shall bear interest at the Variable Rate.

          If Borrower desires that a Fixed Rate Advance continue to bear interest at the Fixed Rate after the end of an existing Interest Period, Borrower shall deliver to Bank a notice making such election and specifying the new Interest Period. If Borrower does not deliver such notice within such time, then after the existing Interest Period the Fixed Rate Advance shall become a Variable Rate Advance and shall bear interest at the Variable Rate.

          Borrower may on any Business Day, upon written notice to and received by Bank not later than 12:00 p.m. (Phoenix, Arizona local time) (i) on the second Business Day, in the case of any conversion of a Variable Rate Advance into a Fixed Rate Advance and (ii) on the first Business Day in the case of any conversion of a Fixed Rate Advance into a Variable Rate Advance, prior to the date of the proposed conversion, convert any Advance of one type into an Advance of the other type; provided, however, that any conversion of a Fixed Rate Advance (A) shall only be made on the last day of the applicable Interest Period, (B) shall be made only as to an Advance in a minimum amount of $1,000,000 with integral multiples of $500,000 in excess thereof, and (C) shall not result after such requested conversion in the aggregate number of Fixed Rate Advances exceeding three (3). Each such notice of a conversion shall specify the date of such conversion and the Advance(s) to be converted.

          Notwithstanding any provision of the Loan Documents to the contrary, Bank shall be entitled to fund and maintain its funding of all or any part of any Advance in any manner it sees fit; provided, however, that for the purposes of this Note, all determinations hereunder shall be made as if Bank had actually funded and maintained each Fixed Rate Advance during the Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Fixed Rate for such Interest Period.

          If, due to any Regulatory Change, there shall be any increase in the cost to Bank of agreeing to make or making, funding, or maintaining Fixed Rate Advances (including, without limitation, any increase in any applicable reserve requirement), then Borrower shall from time to time, upon demand by Bank, pay to Bank such amounts as Bank may reasonably determine to be necessary to compensate Bank for any additional costs that Bank reasonably determines are attributable to such Regulatory Change and Bank will notify the Borrower of any Regulatory Change that will entitle Bank to compensation pursuant to this paragraph as promptly as practicable, but in any event within 90 days after Bank obtains knowledge thereof; provided, however, that if Bank fails to give such notice within 90 days after it obtains knowledge of such a Regulatory Change, Bank shall, with respect to compensation payable in respect of any costs resulting from such Regulatory Change, only be entitled to payment for costs incurred from and after the date that Bank does give such notice. Bank will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request by Bank for compensation under this paragraph. Determinations by Bank of the amounts required to compensate Bank shall be conclusive, absent manifest error. Bank shall be entitled to compensation in connection with any Regulatory Change only for costs actually incurred by Bank.

          Notwithstanding any provision of the Loan Documents, if Bank shall notify Borrower that as a result of a Regulatory Change it is unlawful for Bank to make Advances at the Fixed Rate, or to fund or maintain Fixed Rate Advances, (i) the obligations of Bank to make Advances at the Fixed Rate and to convert Advances to the Fixed Rate shall be suspended until Bank shall notify Borrower that the circumstances causing such suspension no longer exist, and (ii) in the event such Regulatory Change makes the maintenance of Advances at the Fixed Rate unlawful, Borrower shall forthwith prepay in full all Fixed Rate Advances then outstanding, together with interest accrued thereon and all amounts in connection with such prepayment specified in the paragraph in this Note titled "PREPAYMENT," unless Borrower, within five (5) Business Days of notice from Bank, converts all Fixed Rate Advances then outstanding into Variable Rate Advances pursuant to the conversion procedures in this Note and pays all amounts in connection with such prepayments or conversions specified in the paragraph in this Note titled "PREPAYMENT."

          Notwithstanding any other provision of the Loan Documents, if prior to the commencement of any Interest Period, Bank shall determine (i) that United States dollar deposits in the amount of any Fixed Rate Advance to be outstanding during such Interest Period are not readily available to Bank in the London interbank market, or (ii) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the Fixed Rate for such Interest Period in the manner prescribed above in the definition of "Fixed Rate," then Bank shall promptly give notice thereof to Borrower and the obligation of Bank to create, continue, or effect by conversion any Fixed Rate Advance in such amount and for such Interest Period shall terminate until United States dollar deposits in such amount and for the Interest Period shall again be readily available in the London interbank market and adequate and reasonable means exist for ascertaining the Fixed Rate.

          2.1.2 The term "Maturity Date," as used in the Note is hereby extended from February 25, 1995 to November 30, 1995.

          2.1.3 The Default Rate, as defined in the fourth paragraph of the Note, is hereby modified as follows: clause (ii) which currently reads "the Interest Rate" is modified to be "the Variable Rate."

          2.1.4 The section of the Note entitled "PREPAYMENT" is modified in its entirety to read as follows:

     PREPAYMENT. Except as to payments due under this paragraph with respect to payment or conversion of a Fixed Rate Advance on a day other than the last Business Day in the Interest Period for such Fixed Rate Advance, Borrower may prepay the outstanding principal balance hereof in whole or in part at any time prior to the Maturity Date without penalty or premium as stated in such notice by Borrower; provided, however, that if any payment of all or any portion of a Fixed Rate Advance shall be made other than on the last day of the Interest Period for such Fixed Rate Advance for any reason (including, without limitation, any optional or required prepayment and any acceleration of the Maturity Date) then, anything in the Loan Documents to the contrary notwithstanding, Borrower shall pay to Bank contemporaneously with such prepayment, a payment equal to any losses, costs, or expenses that Bank may reasonably incur as a result of such prepayment, including, without limitation, any loss (including, without limitation, loss of anticipated profits), cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain such Fixed Rate Advance. Borrower agrees to also make a payment under the immediately preceding sentence upon each conversion of a Fixed Rate Advance to a Variable Rate Advance on a date other than the last Business Day of the Interest Period for such Fixed Rate Advance to be determined as if the amount so converted had been prepaid on the date of conversion. The obligations of Borrower and the rights of Bank under this paragraph shall survive payment and performance of the obligations of the Loan Parties under the Loan Documents and shall remain in full force and effect without termination. Bank will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request by Bank for payment under this paragraph. The determination by Bank of amounts due under this paragraph shall be conclusive, absent manifest error.

          2.1.5 Paragraph 14 of the section of the Note entitled "EVENTS OF DEFAULT" is hereby deleted, and the following Paragraphs 14-17 are hereby added to such section of the Note to provide as follows:

          14. The occurrence of any condition or event that is a default or is designated as a default, an event of default or an Event of Default, in that certain Amended and Restated Loan Agreement dated October 28, 1994 between Milburn Investments, Inc., a Texas corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $25,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

          15. The occurrence of any condition or event that is a default or is designated as a default, an event of default or an Event of Default, in that certain Mortgage Warehousing Credit and Security Agreement dated May 27, 1994 between Miltex Mortgage of Texas Limited Partnership, a Texas limited partnership, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

          16. The occurrence of any condition or event that is a default or is designated as a default, an event of default or an Event of Default, in that certain Loan Agreement dated November 17, 1994 between KDB Homes, Inc., a Delaware corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

          2.1.6     Clause (j) in the definition of "Permitted Debt" in
Section 2 of the Loan Agreement is hereby amended by increasing the dollar amount of $500,000.00 to $5,000,000.00. Additionally, the following clauses are hereby added to the end of such definition of "Permitted Debt:"

     and (m) the Debt arising pursuant to that certain Amended and Restated Loan Agreement dated October 28, 1994 between Milburn Investments, Inc., a Texas corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $25,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time; (n) the Debt arising pursuant to that certain Mortgage Warehousing Credit and Security Agreement dated May 27, 1994 between Miltex Mortgage of Texas Limited Partnership, a Texas limited partnership, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00, as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time; (o) the Debt arising pursuant to that certain Loan Agreement dated November 17, 1994 between KDB Homes, Inc., a Delaware corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

          2.1.7 The time period of forty-five (45) days, as it is set forth in Section 6.3.1 of the Loan Agreement, is hereby amended to be thirty
(30) days.

          2.1.8 Section 6.12.1 of the Loan Agreement is hereby amended in its entirety to provided as follows:

          6.12.1 Tangible Net Worth A minimum Tangible Net Worth in the amount of $90,000,000.00.

          2.1.9 The first sentence of Section 6.12.3 of the Loan Agreement is hereby deleted. The second sentence of Section 6.12.3 of the Loan Agreement is hereby amended in its entirety to provide as follows:

          An Adjusted Debt to Equity Ratio of not more than 2.7 to 1 for the fiscal quarter ending November 30, 1994, 2.65 to 1 for the fiscal quarter ending February 28, 1995, 2.60 to 1 for the fiscal quarter ending May 31, 1995 and 2.55 to 1 for the fiscal quarter ending August 31, 1995.

     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

          2.1.10 Section 6.13 of the Loan Agreement is hereby amended in its entirety to provide as follows:

          6.13 Clean-Up. With respect to (i) the six-month period commencing on August 25, 1994 and ending on February 25, 1995, Borrower shall not have any Advances outstanding pursuant to this Agreement for a period of at least fifteen (15) consecutive days, and (ii) the period commencing on February 26, 1995 and ending on the Commitment expiration date specified in Section 1, Borrower shall not have any Advances outstanding pursuant to this Agreement for a period of at least thirty (30) consecutive days.

     2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
    ---------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as
modified herein.   The execution and delivery of this Agreement and the
performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.   BORROWER COVENANTS.
     ------------------

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

          5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

          5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys' expenses and fees).

     5.4 On or before March 1, 1995, Borrower shall pay to Bank an extension and modification fee of $37,500.00.

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     -------------------------------------------

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
     -----------------------------------------------------------------
     WAIVER.
     ------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.   BINDING EFFECT.
     -------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.
     -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.
     ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


CONTINENTAL HOMES HOLDING CORP.,
a Delaware corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Secretray and Treasurer
       ------------------------



BANK ONE, ARIZONA, NA,
a national banking association



By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------


                    CONSENT AND AGREEMENT OF GUARANTOR(S)
                    -------------------------------------


With respect to the Modification Agreement, dated November 17, 1994 ("Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, a national banking association formerly know as The Valley National Bank of Arizona ("Bank"), the undersigned (individually and, if more than one, collectively
"Guarantor") agrees for the benefit of Bank as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement. The Guaranty is hereby amended as follows: the definition of "Default Rate," as set forth in Section 2 of the Guaranty is hereby amended to read as follows:

     "Default Rate" means a rate per annum of interest equal to the sum of (i) four percent (4%) per annum, and (ii) the Variable Rate of Interest as defined in the promissory note guaranteed hereby.

     3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

     9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.


CONTINENTAL HOMES, INC.,
a Delaware corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Vice President
       ------------------



BANK ONE, ARIZONA, NA,
a national banking association



By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------



                    CONSENT AND AGREEMENT OF GUARANTOR(S)
                    -------------------------------------


With respect to the Modification Agreement, dated November 17, 1994 ("Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, a national banking association formerly know as The Valley National Bank of Arizona ("Bank"), the undersigned (individually and, if more than one, collectively
"Guarantor") agrees for the benefit of Bank as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement. The Guaranty is hereby amended as follows: the definition of "Default Rate," as set forth in Section 2 of the Guaranty is hereby amended to read as follows:

     "Default Rate" means a rate per annum of interest equal to the sum of (i) four percent (4%) per annum, and (ii) the Variable Rate of Interest as defined in the promissory note guaranteed hereby.

     3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

     9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.


CHI CONSTRUCTION COMPANY,
an Arizona corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Vice President
       ---------------



BANK ONE, ARIZONA, NA,
a national banking association


By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------